Exhibit 10.1

AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTES

This Amendment No. 1 to Convertible Promissory Notes (this “Agreement”) is made as of January 29, 2018, by and among Bionik Laboratories Corp., a Delaware corporation (the “Company”), and the subscriber(s) identified on the signature pages hereto (each, a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company and each Subscriber is a party to one of a series of a certain Subscription Agreement (the “Subscription Agreement”) concerning the sale of up to US$14,000,000 in Convertible Promissory Notes (the “Notes”) from the Company;

WHEREAS, the Subscribers have purchased Notes from the Company pursuant to the Subscription Agreement;

WHEREAS, Section 6.6 of the Notes, among other things, provides that the Notes may be amended with the written consent of the Company and the holders of a majority in original aggregate principal amount of the Notes (a “Majority in Interest”);

WHEREAS, the Company and a Majority in Interest of the Subscribers desire to amend certain provisions of the Notes to reflect an extension of the Maturity Date (as defined in the Notes”), as set forth below.

NOW THEREFORE, the Company and each Subscriber agree that the Original Agreement shall be revised as follows:

1.     The definition of “Maturity Date” in each of the Notes shall be amended and replaced to read as follows:

“Maturity Date” shall mean the earlier of: (a) March 31, 2018 and (b) the consummation of a Qualified Financing.”

2.     To the extent that the Notes and/or the Subscription Agreement make any reference(s) to January 31, 2018, such reference(s) in the Notes are hereby amended to read March 31, 2018.

Except as expressly reflected herein, the Notes will remain in full force and effect. This Agreement is intended to be attached to and made a permanent part of the Notes.

[Remainder of Page Intentionally Left Blank; Signature Page Follows In Counterparts]

Company:	BIONIK LABORATORIES CORP.

	By:	/s/ Eric Dusseux
	Name:	Eric Dusseux
	Title:	CEO

Subscriber:

	By:	/s/
Name:
Title:

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